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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ______________

                                    FORM 8-K
                                 ______________

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 11, 2006





                             SEMOTUS SOLUTIONS, INC.
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             (Exact Name of Registrant as Specified in its Charter)


           NEVADA                    0-21069               36-3574355
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(State or other jurisdiction of    (Commission          (I.R.S. Employer
 incorporation or organization)    File Number)        Identification No.)


               718 University Ave., Suite 202 Los Gatos, CA 95032
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               (Address of Principal Executive Offices) (Zip Code)


                                 (408) 399-6120
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              (Registrant's Telephone Number, including area code)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(c))

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
ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Semotus Solutions, Inc., Expand Beyond Corporation (together, "we" or "us") and Stavros Investments LLC ("Stavros") have fully executed a Patent Purchase Agreement as of January 11, 2006. Under this Agreement and upon meeting certain closing conditions, we have agreed to sell, assign, transfer and convey Expand Beyond's patents and/or patent applications, as well as three patents and/or patent applications owned by Semotus, as listed in the Agreement (together, the "Patents") to Stavros for one hundred seventy five thousand dollars ($175,000).

Additionally, Stavros grants back to us, with certain limitations as further described in the Agreement, a royalty-free, irrevocable, non-exclusive, non-transferable, non-assignable, non-sublicensable, worldwide right and license under the Patents to internally practice the methods and processes covered by the Patents, and to make, have made, use, distribute, lease, sell, offer for sale, import, export, develop and otherwise transfer or dispose of and otherwise exploit any products covered by the Patents ("COVERED PRODUCTS"). This license shall apply to the reproduction and subsequent distribution of Covered Products by authorized agents, such as a distributor, replicator, VAR or OEM.



ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

              (a) N/A.

              (b) N/A.

              (c) Exhibits.   The following exhibit is filed with this report:


                  Exhibit Number  Description
                  --------------  -----------
                  10.1 Patent Purchase Agreement by and among Semotus Solutions, Inc., Expand Beyond Corporation and Stavros Investments LLC dated January 11,2006.

                                   SIGNATURES
                                   ----------

              Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                           SEMOTUS SOLUTIONS, INC.



              Date:  January 17, 2006      By:  /s/ Anthony N. LaPine
                                                --------------------------------
                                           Anthony N. LaPine,
                                           President and Chief Executive Officer